                                                                   EXHIBIT 10-CC

                    AGREEMENT FOR THE TRANSFER OF EMPLOYEES

                                 BY AND BETWEEN

                                NKK CORPORATION

                                      AND

                           NATIONAL STEEL CORPORATION

                               DATED: MAY 1, 1995

                    AGREEMENT FOR THE TRANSFER OF EMPLOYEES


                               TABLE OF CONTENTS
                               -----------------

1    DEFINITIONS..................................................   2

     1.1   "Business Assistance"..................................   2
     1.2   "Confidential Information".............................   2
     1.3   "Contract Year"........................................   2
     1.4   "Home Leave"...........................................   2
     1.5   "Plant(s)".............................................   2
     1.6   "Proprietary Technology"...............................   3
     1.7   "Reimbursable Expenses"................................   3
     1.8   "Reimbursable Expenses Cap"............................   3
     1.9   "Special Projects".....................................   3
     1.10  "Technical Assistance".................................   3
     1.11  "Technical Information"................................   3
     1.12  "Transferred Employee".................................   4
     1.13  "Works"................................................   4

2.   DESIGNATION OF TRANSFERRED EMPLOYEES.........................   4
     ------------------------------------

3.   METHOD OF PROVIDING TECHNICAL AND BUSINESS ASSISTANCE........   4
     -----------------------------------------------------

4.   TERM.........................................................   5
     ----

5.   PAYMENTS.....................................................   5
     --------

6.   PERIOD OF EMPLOYMENT.........................................   8
     --------------------

7.   STATUS OF TRANSFERRED EMPLOYEE AS AN EMPLOYEE OF NSC.........   9
     ----------------------------------------------------

8.   VACATION, SALARY CONTINUANCE PROGRAM, AND LEAVE POLICIES
     --------------------------------------------------------
     FOR TRANSFERRED EMPLOYEES....................................  10
     -------------------------

9.   LICENSE......................................................  11
     -------

10.  RESPONSIBILITIES.............................................  12
     ----------------

11.  CONFIDENTIAL INFORMATION.....................................  14
     ------------------------

12.  SPECIAL PROPRIETARY TECHNOLOGY AND PROJECTS..........  15
     -------------------------------------------

13.  GENERAL CONDITIONS...................................  15
     ------------------

14.  FORCE MAJEURE........................................  16
     -------------

15.  ANNUAL REVIEW AND APPROVAL...........................  17
     --------------------------

16.  ASSIGNMENT...........................................  18
     ----------

17.  RESOLUTION OF DISPUTES...............................  18
     ----------------------

18.  NOTICE...............................................  19
     ------

19.  SEVERABILITY.........................................  20
     ------------

20.  COUNTERPARTS.........................................  20
     ------------

21.  MODIFICATIONS........................................  20
     -------------

22.  GOVERNING LAW........................................  20
     -------------

23.  ENTIRE AGREEMENT.....................................  21
     ----------------

24.  CAPTIONS.............................................  21
     --------


EXHIBITS
--------


     "A"   Schedule for Family Death or Illness or Marriage of a Child

                    AGREEMENT FOR THE TRANSFER OF EMPLOYEES
                    ---------------------------------------

THIS AGREEMENT, by and between NKK CORPORATION, a Japanese corporation, having its main office at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo, Japan (herein called "NKK") and NATIONAL STEEL CORPORATION, a Delaware corporation having its principal office at 4100 Edison Lakes Parkway, Mishawaka, IN 46545-3440, U.S.A. (herein called "NSC"), is made effective May 1, 1995 (herein called "Effective Date").

                                  WITNESSETH:

WHEREAS, NKK has had long experience and practices continuous improvement in operating integrated steelworks and has accumulated a vast store of technology and know-how in the field; and

WHEREAS, NKK has had long experience and has know-how with respect to international financing, purchasing, dealing with international trading companies and other special business practices; and

WHEREAS, in the past NKK has provided certain technical assistance and consulting services to NSC regarding operation of its steelworks and has provided certain business assistance to NSC, which NSC has found to be very valuable; and

WHEREAS, NKK and NSC are desirous of recording and formalizing in binding form, future arrangements for the provision by NKK of technical and business assistance to NSC; and

WHEREAS, as an independent and unrelated matter, NKK and NSC have in the past arranged for the transfer of certain employees from NKK to NSC and are desirous of recording and formalizing in binding form, similar arrangements for the transfer of employees from NKK to NSC in the future, including arrangements for the payment of salaries of such transferred employees and reimbursement arrangements related thereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS

For the purposes of this Agreement, the following terms shall have the following meanings:

1.1 Business Assistance means consultation, advice, guidance, recommendations and training given to NSC by Transferred Employees and by NKK personnel for the purpose of assisting NSC with respect to financing means and methods, purchasing, dealing with international trading companies and other aspects of NSC's business.

1.2 Confidential Information means such Technical Information or business information submitted by NKK to NSC in writing and stamped "Confidential".

1.3 Contract Year means each calendar year during the term of this Agreement; provided, however, that the first Contract Year shall be the Initial Term (as defined in Paragraph 4 hereof).

1.4 Home Leave means a period of time granted to a Transferred Employee to return to Japan in accordance with Paragraph 8.2 hereof.

1.5 Plant(s) means Great Lakes Steel Division (GLD), Granite City Steel Division (GCD), Midwest Steel Division (MWD), DNN Galvanizing Corporation, Double G Coatings, Inc., and all other steel producing or processing plants or other facilities which are now, or may be in the future, separately or jointly owned, directly or indirectly, by NSC.

1.6 Proprietary Technology means all inventions, developments and trade secrets (including, without limitation, all method, process and apparatus inventions and developments, whether or not patented or patentable), and all present and future improvements thereto, and other technology and ancillary know-how which NKK owns, controls or otherwise has the right to disclose and license.

1.7 Reimbursable Expenses means those costs and expenses incurred by NKK as described in Paragraph 5.1 hereof.

1.8 Reimbursable Expenses Cap means the maximum amount of Reimbursable Expenses in any Contract Year as described in Paragraph 5.2 hereof.

1.9 Special Projects means those projects to be worked on by NKK as described in Paragraph 12.1 hereof.

1.10 Technical Assistance means consultation, advice, guidance, recommendations and training given to NSC by Transferred Employees in the Plants and/or by NKK personnel in the Works for the purpose of further developing and improving the technology, equipment, facilities, operations and maintenance practices of NSC.

1.11 Technical Information means any and all information regarding inventions, developments, processes, equipment, technology, trade secrets and know-how, whether written or oral, patentable or not patentable, developed or owned by NKK, or which NKK otherwise has the right to disclose and use, necessary in order to provide Technical Assistance, including background information and data therefor.

1.12 Transferred Employee means a person formerly employed by NKK who becomes an employee of NSC pursuant to this Agreement.

1.13 Works means the Fukuyama Works, the Keihin Works and/or other steel producing or processing plants or other facilities of NKK.

2.   DESIGNATION OF TRANSFERRED EMPLOYEES

     Each Transferred Employee shall be designated by NKK, subject to the approval of the management of NSC. The parties hereto shall agree from time to time regarding the total number of Transferred Employees to be employed at any given time by NSC. During the Initial Term (as defined in Paragraph 4 of this Agreement), it is anticipated that the Transferred Employees shall consist of approximately forty (40) skilled engineers and other personnel employed by NSC at the Plants and at NSC headquarters.

3.   METHOD OF PROVIDING TECHNICAL AND BUSINESS ASSISTANCE

3.1 NKK shall provide Technical Assistance by means of and through Transferred Employees and, to the extent reasonably practicable and as reasonably requested by NSC through Transferred Employees, by means of and through NKK engineers and other support personnel employed by NKK at the Works and at NKK's headquarters. In addition, regular visitations shall be made by NSC managers to the Works to assist in the provision of Technical Assistance. To the extent reasonably practicable and as reasonably requested by NSC, the Technical Assistance shall be appropriately documented by NKK in written reports to NSC, including periodic reports with respect to the status of each project.

3.2 In the regular course of providing Technical Assistance, NKK shall transfer to NSC complete information, instruction, assistance and license rights with respect to all Proprietary Technology and Technical Information disclosed by NKK to NSC for NSC's use in accordance with the terms and conditions of this Agreement.

3.3 NKK shall provide its Business Assistance by means of and through Transferred Employees consisting of skilled business managers and personnel employed at NSC's headquarters, and skilled NKK business managers and other personnel employed by NKK at NKK's headquarters.

4.   TERM

     The initial term of this Agreement shall commence on the Effective Date and shall continue for one year and eight months thereafter until December 31, 1996 (the "Initial Term"). This Agreement may be extended for subsequent Contract Year terms in accordance with Paragraph 15 hereof.

5    PAYMENTS

5.1 Subject to Paragraph 5.2 hereof, NSC shall reimburse NKK for the following reasonable costs and expenses incurred by NKK in making certain payments to or for the benefit of the Transferred Employees on behalf of NSC ("Reimbursable Expenses"):

(a) reasonable costs incurred under the payment equalization program referred to in Paragraph 7.3 hereof; and

(b) reasonable costs incurred in relocating the Transferred Employee to the United States and, upon conclusion of the Transferred Employee's employment by NSC, in relocating the Transferred Employee back to Japan, including, without limitation, all reasonable travel expenses and moving expenses incurred by the Transferred Employee and his immediate family; and

(c) reasonable costs incurred for postage and shipments of documents to and from Transferred Employees.

5.2 The total amount which NSC shall be obligated to pay to NKK for Reimbursable Expenses during the Initial Term and during each Contract Year after the Initial Term shall not exceed a maximum amount (the "Reimbursable Expenses Cap"). For the purposes of determining whether or not the Reimbursable Expenses Cap is reached, the amount of payroll taxes and related taxes paid by NSC on behalf of each Transferred Employee with respect to payments made by NKK to such Transferred Employee under its payment equalization program, in excess of NSC's regular salary for each such Transferred Employee, shall be deemed to be a Reimbursable Expense. The Reimbursable Expenses Cap for the Initial Term shall be $11,666,667. The amount of the Reimbursable Expenses Cap for each Contract Year after the Initial Term shall be mutually agreed upon by the parties prior to the commencement of such Contract Year, and shall be subject to the approval of NSC's Board of Directors as described in Paragraph 15 hereof.

5.3 Promptly following its payment of any Reimbursable Expenses to Transferred Employees, NKK shall submit an invoice to NSC for such Reimbursable Expenses. Said invoice shall set forth the Reimbursable Expenses incurred with respect to each Transferred Employee in reasonable detail and with such supporting documentation as NSC may reasonably require. Within thirty (30) days after receipt of said invoice, NSC shall pay to NKK the amount of such invoice; provided, however, that if the amount of any such invoice, when added to the amount of all prior invoices for Reimbursable Expenses incurred in the Contract Year, exceeds the Reimbursable Expenses Cap for such Contract Year (the amount of such excess hereinafter being referred to as the "Excess Amount"), then NSC shall be obligated to pay only the amount of such invoice less the Excess Amount. In the event that any portion of such invoice is questioned or disputed by NSC, NSC shall pay all amounts not in question or dispute, and the parties shall expeditiously attempt to resolve such questions or disputes in accordance with Paragraph 17 hereof. Each invoice from NKK shall convert Yen to Dollars at the conversion rate in effect on the date of such invoice, as published in the Wall Street Journal, Currency Trading Exchange Rates for such date. In the event that at any time NKK determines that an adjustment is required to any invoice previously submitted for Reimbursable Expenses, whether because of an error, omission or inability to calculate, then NKK may submit a new invoice to NSC setting forth such adjustment in reasonable detail and with such supporting documentation as NSC may reasonably require. If such adjusted invoice calls for an additional payment by NSC (rather than a credit), then NSC shall pay such adjusted invoice in accordance with the procedures described above; provided, however, that the amount of such adjusted invoice shall apply and be subject to the Reimbursable Expenses Cap in effect at the time when the Reimbursable Expenses covered by such adjusted invoice were incurred.

5.4 All payments to be made hereunder by NSC to NKK shall be in United States Dollars by telegraphic transfer, and remitted into NKK's account at a bank in Japan designated by NKK.

5.5 Subject to the provisions of Paragraph 5.6 hereof, NSC shall deduct from the account of payments to NKK, the withholding tax, if any, required after application of the Convention between Japan and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes and Income, and NSC shall send to NKK, on an annual basis, a tax certificate showing the payment of such tax, as NKK may reasonably request to obtain a credit for such tax.

5.6 NKK and NSC shall, as soon as possible after the date hereof, by mutual agreement, devise appropriate arrangements regarding the withholding of employee payroll and any other taxes imposed with respect to payments of Reimbursable Expenses made by NSC to NKK.

5.7 NKK shall maintain complete and accurate books and records with respect to the Reimbursable Expenses and other payments which may become due under this Agreement. Such books and records shall be available for inspection and audit by NSC or its representatives during normal business hours at any reasonable time, from time to time during the term of this Agreement and for a period of seven (7) years after payment of any invoice hereunder.

6.   PERIOD OF EMPLOYMENT

     Each Transferred Employee shall be employed by NSC for such period of time to be agreed upon at the commencement of such employment by NSC and NKK; provided, however, that if NKK so requests, and if sufficient, competent Transferred Employees are provided so that NSC's rights and benefits under this Agreement are not adversely affected, NSC shall permit the Transferred Employee to cease such employment with NSC at a date earlier than the date originally agreed upon so that the Transferred Employee may return to the employ of NKK. However, for the purposes of planning and scheduling, such period of employment by NSC shall generally be four years.

7.   STATUS OF TRANSFERRED EMPLOYEE AS AN EMPLOYEE OF NSC

7.1 During their period of employment with NSC, the Transferred Employees shall become full-time employees of NSC and shall be entitled to, and subject to, all of the rights and obligations, respectively, of an employee of NSC, as modified by Paragraphs 8 and 9 of this Agreement, including, without limitation, entitlement to all employee benefits, bonuses and other privileges accorded to, and compliance with all policies applicable to, employees of NSC in equivalent or similar positions. The Transferred Employees shall provide Technical and/or Business Assistance in the regular course of performing their duties of employment for NSC, and shall perform services exclusively for or on behalf of NSC while in the United States. Transferred Employees shall be prohibited from executing contracts on behalf of NKK in the United States.

7.2 NSC shall pay the base salary (including salary earned during paid vacations, paid Home Leave and paid leave on account of family death or illness) and any other amounts earned by and directly paid to a Transferred Employee by check payable in U. S. Dollars to the order of such Transferred Employee.

7.3 NKK reserves the right to make tax and other equalization payments or benefits to any Transferred Employee, pursuant to the internal policies of NKK regarding the compensation of its employees. Except as specifically required by applicable law, neither NKK nor a Transferred Employee shall have any obligation to disclose to any person, other than NSC, any facts concerning the payment equalization program or payments to a Transferred Employee made in connection therewith. NKK represents and warrants that no Transferred Employee will pay to NKK any portion of the salary paid by NSC to such Transferred Employee. NKK and NSC agree that any payments made by NKK to the Transferred Employees pursuant to the payment equalization program described in this paragraph shall constitute payment of supplemental employment benefits made by NKK on behalf of NSC, shall be included in Reimbursable Expenses and shall constitute taxable income to the Transferred Employee receiving such payment.

8. VACATION, SALARY CONTINUANCE PROGRAM, AND LEAVE POLICIES FOR TRANSFERRED EMPLOYEES

8.1 For purposes of determining the amount of paid vacation and amount of any payments under the Salary Continuance Program of NSC to which a Transferred Employee is entitled, a Transferred Employee's prior service to NKK shall be considered to be service to NSC.

8.2  Each Transferred Employee shall be granted paid Home Leave as follows:
     once a year for a Transferred Employee whose spouse has not accompanied him to the United States, and once every other year for a Transferred Employee whose spouse has accompanied him to the United States. The period of such paid Home Leave shall be 14 work days; provided, however, that 10 of such 14 work days shall be included in the period of a Transferred Employee's paid vacation and shall not be in addition to such paid vacation; four of such work days shall be in addition to the Transferred Employee's paid vacation. In the event that a Transferred Employee who is entitled to Home Leave under this provision is not entitled to 10 days paid vacation, such Transferred Employee shall nevertheless be entitled to paid Home Leave of 14 work days.

8.3 In addition to paid vacation and paid Home Leave, a Transferred Employee shall be entitled to a leave to return to Japan on account of family death, major illness or the marriage of a child. The amount of leave time to which such Transferred Employee shall be entitled shall be the period customarily provided by NSC to its own employees plus four work days. In the event that such leave satisfies the conditions provided in the Schedule attached hereto as Exhibit "A", NSC shall bear the entire cost of such leave, including, without limitation, all reasonable expenses for the trip to and from Japan incurred by the Transferred Employee and his immediate family.

9.   LICENSE
     -------

9.1 NKK hereby grants and agrees to grant to NSC a perpetual, irrevocable, royalty free right and license to use in the Plants all Proprietary Technology and Technical Information which is disclosed to NSC for NSC's use in accordance with the terms and conditions of this Agreement. Said right and license to use the Proprietary Technology and Technical Information shall survive the termination of this Agreement on a perpetual, irrevocable, royalty free basis.

9.2  Ideas, inventions or improvements, if any, conceived by NSC relating to the Technical Assistance, Proprietary Technology and Technical Information disclosed by NKK to NSC under this Agreement shall be the property of NSC, but NKK shall have a perpetual, irrevocable, royalty free right and license to use any such ideas, inventions or improvements in the Works. Ideas, inventions or improvements, if any, conceived by NKK relating to the Technical Assistance, Proprietary Technology and technical information, if any, disclosed by NSC to NKK in connection with NSC's obtaining Technical Assistance, Proprietary Technology and Technical Information from NKK hereunder, shall be the property of NKK, but NSC shall have a perpetual, royalty free
                                      11
     right and license to use any such ideas, inventions or improvements in the Plants. Said right and license of NKK and NSC to use such ideas, inventions or improvements shall survive the termination of this Agreement on a perpetual, irrevocable, royalty free basis.

9.3 Any ideas, inventions or improvements which are jointly conceived by NSC and NKK relating to the Technical Assistance, Proprietary Technology and Technical Information disclosed by NKK to NSC under this Agreement shall be the joint property of NSC and NKK, and each of NSC and NKK shall have an irrevocable, royalty free license from the other to use such ideas, inventions and improvements and any patents issued thereon in any facilities or operations of NSC and NKK and any of their respective affiliates, and the right (but only with the prior written consent of the other party) to sublicense any such ideas, inventions and improvements.

10.  RESPONSIBILITIES
     ----------------

10.1 NKK shall use its best efforts to advise NSC of and to provide to NSC all Proprietary Technology, Technical Assistance and Technical Information which is available to NKK. NSC may request, and NKK shall provide, such Technical Information in a form which will be accurate and complete, utilizing, to NKK's knowledge, the best and most up-to-date information and experience available to NKK, which is appropriate under the circumstances, at the time of disclosure.

10.2 NSC shall be responsible for making the final decision as to whether or not to adopt the contents of the Proprietary Technology, Technical Assistance and Technical Information, and NKK shall not be held responsible for any loss or damage that NSC may incur in connection with the Proprietary Technology, Technical Assistance and Technical Information; provided, however, that in the event such loss or damage is caused by the gross negligence of NKK, then NKK may be liable to NSC for such loss or damage in an amount not to exceed the amount of the Reimbursable Expenses Cap in effect during the Contract Year in which such Proprietary Technology, Technical Assistance and Technical Information was provided. The foregoing sentence and Paragraph 10.3 hereof sets forth the entire obligation of NKK with respect to any loss or damage that NSC may incur in connection with the Proprietary Technology, Technical Assistance and Technical Information.

10.3 In the event there is any claim, action or suit, or any claim arising out of such action or suit, for infringement of any United States patent based on the use of Proprietary Technology, Technical Assistance and/or Technical Information by NSC or for actively inducing infringement or for contributory infringement arising out of the performance of any act by NKK under this Agreement, then representatives of NSC and NKK shall meet and attempt in good faith to agree upon what actions, if any, NKK shall take and what compensation, if any, NKK shall make to NSC in connection with such patent infringement claim, action or suit. In the event the parties are unable to reach such an agreement, then this matter shall be finally settled by arbitration in accordance with Paragraph 17.2 hereof; provided, however, that in no event shall NKK's liability to NSC in connection with any one such patent infringement claim, action or suit arising during a Contract Year exceed for each infringement one-third (1/3) of the Reimbursable Expenses Cap in effect during the Contract Year in which such Proprietary Technology, Technical Assistance or Technical Information giving rise to such patent infringement claim, action or suit was initially provided by NKK to NSC. In addition, in no event shall NKK's liability to NSC in connection with all patent infringement claims, actions or suits arising during a Contract Year exceed for all such infringements the total amount of the Reimbursable Expenses Cap in effect during the Contract Year in which such Proprietary

     Technology, Technical Assistance or Technical Information giving rise to such patent infringement claims, actions or suits was initially provided by NKK to NSC.

11.  CONFIDENTIAL INFORMATION
     ------------------------

11.1 NSC shall be free to use Confidential Information supplied to it by NKK pursuant to this Agreement, subject to Paragraphs 11.2 and 11.3 hereof.

11.2 Neither NSC nor any NSC employee and/or agent shall use Confidential Information supplied by NKK under this Agreement for purposes other than for operation of the Plants, facilities, equipment and processes, and for related purposes, such as engineering and construction at the Plants.

11.3 NSC and all NSC employees and agents shall keep all Confidential Information confidential and shall not disclose or transfer Confidential Information supplied by NKK to any third party, unless (i) reasonably necessary for this Agreement to be carried out, (ii) with the prior written consent of NKK, or (iii) NSC is obligated to do so by legal process. The confidentiality and other obligations set forth in Paragraphs 11.2 and 11.3 hereof shall extend to any third party to whom Confidential Information is disclosed or transferred by NSC or its employees or agents for the purpose of carrying out this Agreement, and NSC shall be responsible for any breach of such obligations by such third party.

11.4 NSC's obligation specified in Paragraphs 11.2 and 11.3 herein shall continue only for a period of five (5) years from the date of disclosure of the Confidential Information. The restrictions contained in Paragraphs
     11.2 and 11.3 herein shall not extend to any such information (1) which is already in the possession of NSC at the date of its disclosure by NKK to NSC; (2) which at the time of disclosure is, or after disclosure becomes, generally known to the public or in the industry through no fault of NSC; (3) which may thereafter become available to NSC from a third party who has no existing obligation of confidentiality with NKK; or (4) which is not Confidential Information.

12.  SPECIAL PROPRIETARY TECHNOLOGY AND PROJECTS.
     -------------------------------------------

12.1 The parties recognize and agree that from time to time during the term of this Agreement NSC may request NKK to work on special projects (i) not contemplated by the parties as being covered under this Agreement prior to the commencement of the Initial Term or prior to the renewal of this Agreement for a subsequent Contract Year in accordance with Paragraph 15, as the case may be, and (ii) requiring a material amount of work by NKK which cannot reasonably be performed by the Transferred Employees ("Special Projects"). In such event, NKK shall use its best efforts to fulfill any such request by NSC, on terms and conditions as are mutually agreeable to the parties.

12.2 In the event that it is necessary for NKK to send personnel employed by NKK or its affiliates from Japan to the Plants or to NSC's headquarters temporarily (i) to assist in the providing of Technical Assistance or (ii) to work on Special Projects, then NSC and NKK shall mutually agree on the scope of the work to be performed by such personnel and the number and type of such personnel. NSC shall compensate NKK for providing such personnel in accordance with the Technical Assistance Agreement between the parties dated June 25, 1990.

13.  GENERAL CONDITIONS
     ------------------

13.1 All communications and transfer of information under this Agreement shall be accomplished in the English language; provided, however, that communications and transfer of information between (i) Transferred Employees and (ii) NKK engineers and other support personnel employed by NKK in Japan may be accomplished in the Japanese language, and NKK shall provide to NSC through the Transferred Employees such English translations as may be reasonably requested by NSC.

13.2 Upon request of NKK, NSC shall furnish NKK with technical data, drawings or any other information as deemed necessary in order for this Agreement to be effectively carried out. NSC shall also, from time to time, furnish to NKK any additional data or other information reasonably requested by NKK in connection with the Technical Assistance, Confidential Information, Proprietary Technology, Business Assistance, or any other matter which is the subject of this Agreement. With respect to such information furnished by NSC, NKK shall be subject to the same secrecy and other obligations that NSC has assumed under this Agreement relative to Confidential Information received from NKK.

13.3 Nothing in this Agreement shall be construed to prevent or inhibit the acquisition of technical assistance technology or business assistance by NSC from any third party.

13.4 The failure of either party to strictly enforce any rights set forth in this Agreement, or granted at law or in equity, shall in no way be construed to be a waiver of such right, nor affect the validity of this Agreement or any part thereof, or the right thereafter to enforce each and every right and provision.

14.  FORCE MAJEURE
     -------------

     Neither party hereto shall be liable for delay or failure in performing any of its duties or obligations under this Agreement caused in whole or in part by force majeure conditions, such as acts of God, wars, riots, fires, explosions, breakdowns or accidents; compliance with governmental rules or regulations or other governmental requirements; strikes, lockouts or other labor difficulties; lack or shortages of labor, materials, utilities, energy sources or transportation facilities; or any other like cause or any other unlike cause beyond the reasonable control of the party whose performance is affected thereby; provided, however, that NSC shall have no obligation to make payments for any performance by NKK scheduled for any year of this Agreement which is prevented by force majeure, and the Reimbursable Expenses Cap shall be equitably reduced. If a party is affected by such a force majeure, the affected party shall give prompt written notice to the other party of any anticipated or actual delay or inability to perform, and of the cause and anticipated extent thereof. The affected party shall take all reasonable action to remove the force majeure as soon as practicable, and shall give prompt written notice to the other party of the cessation of the force majeure and of its ability to resume performance of its duties and obligations under this Agreement.

15.  ANNUAL REVIEW AND APPROVAL
     --------------------------

15.1 This Agreement and any extension of the term of this Agreement from one Contract Year to a subsequent Contract Year is subject to the approval of NKK and the approval of NSC's Board of Directors. Any such approval by NSC's Board of Directors must be given by a majority of those Directors who are not then and never have been employed by NKK.

15.2 In order for this Agreement to be extended from one Contract Year to a subsequent Contract Year, NKK and NSC's management shall, prior to December 1 of the current Contract Year (other than December 1, 1995), agree upon
     (i) the proposed Reimbursable Expenses Cap for the subsequent Contract Year and (ii) the proposed Technical Assistance, Business Assistance, and other information and consulting services to be provided and Technical Information and Proprietary Technology to be disclosed in the subsequent Contract Year. NSC's Board of Directors must approve the extension of this Agreement, including the Reimbursable Expenses Cap, for the subsequent Contract Year at the NSC Board of Directors Meeting held in December of each year. At such Board of Directors Meeting, NSC's management shall present its report and evaluation concerning the extension of this Agreement. In order that the Board of Directors may make an informed decision concerning this Agreement, NKK shall provide in a timely manner such reports and summaries as may be reasonably requested by NSC of the Technical Assistance, Business Assistance, and other information and consulting services provided and to be provided by NKK and Technical Information and Proprietary Technology disclosed and to be disclosed by NKK under this Agreement (including the costs estimated to be incurred by NKK in providing such Technical and Business Assistance and services and disclosing such Technical Information and Proprietary Information for the relevant Contract Year).

16.  ASSIGNMENT
     ----------

     The rights and obligations of either party hereto shall not be assignable without the prior written consent of the other party.

17.  RESOLUTION OF DISPUTES
     ----------------------

17.1 The parties agree to work in good faith to resolve all questions, disputes or differences which may arise out of or in connection with this Agreement.

17.2 If both parties are unable to resolve such questions, disputes or differences, they shall be finally settled by arbitration in accordance with the rules of conciliation and arbitration set out by the American Arbitration Association, without recourse to judicial decision, and both parties shall be bound by the decision so noted. Such arbitration shall be held in Chicago, Illinois and shall be conducted in the English language.

18.  NOTICE

     All notices, requests and other communications which shall or may be given hereunder shall be made by registered airmail, telecopy or telegram and shall be addressed as follows:

     To NKK:                NKK Corporation
                            Attention: Manager
                                       North American Business Section
                                       Steel Division
                            1-1-2 Marunouchi
                            Chiyoda-ku, Tokyo
                            Japan
                            Telecopy No. 01181332148426


     To NSC:                National Steel Corporation
                            Attention: President and
                                       Chief Executive Officer
                            4100 Edison Lakes Parkway
                            Mishawaka, IN 46545-3440
                            Telecopy No. 219-273-7868


                            and to

                            National Steel Corporation
                            Attention: Vice President and
                                       General Counsel
                            4100 Edison Lakes Parkway
                            Mishawaka, IN 46545-3440
                            Telecopy No.: 219-373-7609

     or to such other address as either party may from time to time designate. Such notice shall take effect upon receipt thereof; provided, however, that such notice shall be deemed to have been received upon expiration of ten (10) days from the date of sending in the case of mail, and twenty-four (24) hours from the hour of sending in the case of telecopy or telegram.

19.  SEVERABILITY

     In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

20.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  MODIFICATIONS

     The provisions of this Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

22.  GOVERNING LAW

     This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereto.

23.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement of the parties as to the subject matter hereof, and it supersedes all prior or contemporaneous agreements, whether written or oral, including, without limitation, the Agreement for the Transfer of Employees dated November 1, 1984. The parties agree and acknowledge that said Agreement for the Transfer of Employees shall be deemed terminated as of the Effective Date, and that neither party has any liability or obligations to the other thereunder.


24.  CAPTIONS

     All captions contained in this Agreement are solely for reference purposes and are of no legal force and effect.

     NKK CORPORATION                             NATIONAL STEEL CORPORATION

     By:                                         By:
        -----------------------------               ----------------------------
     Title:                                      Title:
           --------------------------                  -------------------------
     Date:                                       Date:
          ---------------------------                 --------------------------

                     SCHEDULE FOR FAMILY DEATH OR ILLNESS
                     ------------------------------------
                            OR MARRIAGE OF A CHILD
                            ----------------------


Return Trip Authorized For:
-------------------------------

Death or Critical Illness of:          Transferred
-------------------------------         Employee          Spouse        Children
                                       -----------        ------        --------
Spouse                                      Yes             N/A            Yes

Transferred Employee's Parent               Yes             Yes            Yes

Spouse's Parent                             Yes             Yes            Yes

Children                                    Yes             Yes            Yes

Marriage of a Child                         Yes             Yes            No


                                  Exhibit "A"